Exhibit 10.42

EIGHTH AMENDMENT TO LOAN AGREEMENT

This Eighth Amendment to Loan Agreement (“Eighth Amendment”) is made and entered into as of March 1, 2017 by and between HEP INVESTMENTS LLC, a Michigan limited liability company (“Lender”), and ZIVO BIOSCIENCE, INC. (formerly HEALTH ENHANCEMENT PRODUCTS, INC.), a Nevada corporation (“Borrower”).

R E C I T A L S

A.

Borrower and Lender entered into that certain Loan Agreement, dated as of December 1, 2011 (as the same may be amended, modified or restated from time to time, the “Loan Agreement”) whereby Lender made a loan to Borrower evidenced by the Note.

B.

Borrower and Lender desire to make certain changes to the Loan Agreement upon the terms and conditions hereinafter set forth in connection with the execution of a Ninth Amended and Restated Senior Convertible Promissory Note, of even date herewith, including the consent of the Guarantors to such amendment endorsed hereon.

NOW THEREFORE, in consideration of the covenants and agreements of the parties, Borrower and Lender, with the consent and agreement of the undersigned Guarantors (each a “Guarantor” and collectively the “Guarantors”), agree as follows:

1.

Capitalized Terms. Capitalized terms used but not otherwise defined in this Eighth Amendment shall have the meanings given to such terms in the Loan Agreement.

2.

Continued Effect. Except as specifically modified or amended by the terms of this Eighth Amendment, all other terms and provisions of the Loan Agreement and all other Loan Documents (as defined in the Loan Agreement) shall continue in full force and effect. By execution of this Amendment, Borrower and each Guarantor hereby reaffirms, assumes and binds itself to all of the obligations, duties, rights, covenants, terms and conditions that are contained in the Loan Agreement, the Note and the other Loan Documents. Borrower and each Guarantor hereby acknowledges and agrees that (i) the liens created and provided for by the Loan Documents continue to secure all obligations under the Loan Agreement as amended hereby. Nothing herein contained shall in any manner affect or impair the priority of the liens and security interests created and provided for by the Loan Documents as to the indebtedness which would be secured thereby prior to giving effect to this Amendment.

3.

Amendment. Section 1 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

“1.

Loan. Lender agrees to make a loan to Borrower in the amount of up to $17,500,000 (the “Loan”) in accordance with the terms of that certain Ninth Amended and Restated Senior Secured Convertible Promissory Note attached hereto as Exhibit A (the “Note”).”

4.

Fees and Expenses; Outstanding Amount. Lender and Borrower acknowledge and agree that, as of the date hereof, the amount outstanding under the Loan is $12,382,203, inclusive of interest accrued through February 28, 2017. In addition, Borrower currently owes Lender outstanding legal fees in the amount of $75,000 under the Loan Documents (the “Legal Fees”). In consideration for extending the maturity date of the Loan in accordance with the Ninth Amended and Restated Senior Convertible Promissory Note, of even date herewith, Borrower agrees to pay Lender a restructuring fee of $525,000 (the “Restructuring Fee”). The Legal Fees and the Restructuring Fee shall be rolled into the Note and, accordingly, the aggregate outstanding balance under the Note as of the date hereof is $12,982,203.

5.

Guarantors Consent. The Guarantors hereby consent to this Eighth Amendment and acknowledge and agree that their Guaranties remain in full force and effect in accordance with their respective terms, including the increase in the amount of the Loan, and that the Guarantors have no defenses, setoff of counterclaims with respect thereto.

6.

Authority. Each individual executing this Eighth Amendment on behalf of the respective parties hereto represents and warrants that he/she is duly authorized to execute and deliver this Sixth Amendment on behalf of the respective party hereto and that this Eighth Amendment is binding upon the respective party in accordance with its terms.

7.

Counterparts. This Eighth Amendment may be executed in one or more counterparts, each of which shall constitute an original, and all of which together shall constitute one and the same instrument. Copies (whether photostatic, facsimile or otherwise) of this Eighth Amendment may be made and relied upon to the same extent as an original.

[Signatures on next page]

IN WITNESS WHEREOF, Lender, Borrower and Guarantors have executed this Eighth Amendment to Loan Agreement as of the date first written above.

BORROWER:

ZIVO BIOSCIENCE, INC. (formerly HEALTH ENHANCEMENT PRODUCTS, INC.), a Nevada corporation

By: /s/ Philip M. Rice II

Name: Philip M. Rice, II

Title: Chief Financial Officer

LENDER:

HEP INVESTMENTS LLC, a Michigan limited liability company

By: /s/ Laith Yaldoo

Laith Yaldoo, Manager

ACKNOWLEDGED AND AGREED BY THE UNDERSIGNED GUARANTORS:

HEALTH ENHANCEMENT CORPORATION, a Nevada corporation

By: /s/ Philip M. Rice II

Print Name: Philip M. Rice, II

Its: Chief Financial Officer

HEPI PHARMACEUTICALS, INC., a Delaware corporation

By: /s/ Philip M. Rice II

Print Name: Philip M. Rice, II

Its: Chief Financial Officer